UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



               Date of Report (Date of earliest event reported):
                                January 18, 2000


                       Waste Systems International, Inc.
             (Exact name of Registrant as specified in its charter)




     Delaware                            0-25998                 95-4203626
(State or other jurisdiction        (Commission File         (I.R.S. Employer
    of incorporation)                   Number)              Identification No.)



                         420 Bedford Street, Suite 300
                              Lexington, MA 02420
             (Address of principal executive offices and zip code)



              Registrant's telephone number, including area code:
                                 (781) 862-3000



        ITEM 5.   OTHER EVENTS.

     On January 18, 2000, Waste Systems International, Inc. (the "Company") announced that it had commenced an exchange offer in which it is offering to issue shares of a newly designated series of convertible preferred stock in exchange for the Company's 11 1/2% Senior Notes due 2006, 11 1/2% Series B Senior Notes due 2006 and 7% Convertible Subordinated Notes due 2005. The exchange offer, which is being made to all holders of the Notes and are subject to certain closing conditions, will expire at 5:00 p.m. New York City time on February 14, 2000, unless extended by the Company. The Company's press release announcing such event is attached hereto as Exhibit 99.1 and an excerpt from the exchange offering memorandum, filed as an exhibit to Schedule 13E-4 filed on the date hereof, summarizing the terms of the exchange offers and the Series E Convertible Preferred Stock, is attached hereto as Exhibit 99.2.


Exhibits

99.1    Press Release of the Company dated January 18, 2000
99.2    Excerpt from the exchange offering memorandum, filed as an exhibit to a
        Schedule 13E-4 filed on the date hereof, summarizing the terms of the exchange offers and the Series E Convertible Preferred Stock





SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  WASTE SYSTEMS INTERNATIONAL, INC.



Date:   January 18, 2000          By: /s/James L. Elitzak
                                      James L. Elitzak
                                      Vice President and Chief Financial Officer

Exhibit 99.1

                        Waste Systems International, Inc.
    Lexington Office Park, 420 Bedford Street, Suite 300, Lexington, MA 02420
                       Tel: 781-862-3000; Fax 781-862-2929

FOR IMMEDIATE RELEASE:

Contacts:         Waste Systems International, Inc.
                  Brian Norris, Director of Investor Relations
                  Telephone: 781-862-3000
--------------------------------------------------------------------------------


                   WASTE SYSTEMS INTERNATIONAL, INC. ANNOUNCES
                         COMMENCEMENT OF EXCHANGE OFFER

Lexington, Massachusetts, January 18, 2000 - Waste Systems International, Inc. ("WSI") (NASDAQ: WSII), a fully integrated non-hazardous solid waste management company, today announced the commencement of an Exchange Offer for its $50,000,000 Convertible Subordinated Notes due 2005 and its $100,000,000 Senior Notes due 2006. The Convertible Subordinated Notes and the Senior Notes can be exchanged into shares of the Company's newly designated Series E Convertible Preferred Stock that will carry an 8% dividend which is payable in kind or cash at the option of the Company. The preferred stock, which is redeemable at any time by the Company, can be converted into shares of the Company's common stock at a price of $8.00 per share at any time at the option of the holder and can be mandatorily converted by the Company if its common stock closing price equals or exceeds $8.00 for a period of twenty consecutive trading days. The Exchange Offer will expire at 5:00 p.m., New York City time, on Tuesday, February 14, 2000.


WSI is a fully integrated non-hazardous solid waste management company. The Company currently has operations in Eastern New England, Central Pennsylvania, Vermont, Upstate New York, and Baltimore, Maryland / Washington D.C. which serve approximately 73,000 commercial, industrial, and residential customers. The Company is also evaluating other acquisitions and opportunities in the Mid-Atlantic and Northeastern markets.

Certain matters discussed in the press release, including statements with regard to acquisition and growth plans, and prospects, are "forward-looking statements" intended to qualify for the safe harbors from liability established by the Private Securities Litigation Reform Act of 1995. Forward-looking statements are inherently uncertain and subject to risks. Such statements should be viewed with caution. Among the important factors that could cause actual results to differ materially from those indicated by such forward-looking statements are the Company's history of losses, substantial increased leverage, uncertain ability to finance the company's growth, ability to identify, acquire and integrate acquisition targets, ability to manage growth, limitations on landfill permitting and expansion, dependence on management, competition, geographic concentration of operations, seasonality, environmental and government regulations, potential environmental liability and adverse effect of environmental regulation, potential adverse community relations, performance or surety bonds and letters of credit, environmental impairment liability insurance, adequacy of accruals for closure and post-closure costs, capital expenditures, Year 2000 compliance, and the other risk factors detailed from time to time in the Company's periodic reports and registration statements filed with the Securities and Exchange Commission. The Company makes no commitment to disclose any revisions to forward-looking statements, or any facts, events or circumstances after the date hereof that may bear upon forward-looking statements.

                                                       # # #



Exhibit 99.2

SUMMARY OF THE EXCHANGE OFFERS

The Exchange The Company is making the following offers:
Offers
                         o an offer to exchange up to 82,699 shares of its Series E Convertible Preferred Stock for
                             $77,500,000 principal amount of, and accrued but unpaid interest on, the Senior Notes;

                         o an offer to exchange up to 24,009 shares of its Series E Convertible Preferred Stock for
                             $22,500,000 principal amount of, and accrued but unpaid interest on, the Series B Senior Notes; and

                         o an offer to exchange up to 51,719 shares of its Series E Convertible Preferred Stock for
                             $49,551,240 principal amount of, and accrued but unpaid interest on, the Subordinated Notes.

                         All Notes must be properly tendered and accepted to be exchanged. All Notes that are validly tendered and, in the case of the Subordinated Notes, not validly withdrawn, will be exchanged for one (1) share of Series E Convertible Preferred Stock per each $1,000 principal amount of, and accrued but unpaid interest on, the Notes. The Company will not issue fractional shares, but will pay cash in lieu thereof, for any portion of the principal of, and accrued but unpaid interest on, the Notes tendered by a holder that are not a multiple of $1,000. To date, there is $22,500,000 principal amount of Senior Notes, $77,500,000 principal amount of Series B Senior Notes and $49,551,420 amount of Subordinated Notes outstanding. The Company will issue the Series E Convertible Preferred Stock promptly after the expiration of the exchange offers.

Expiration               Date The exchange  offers will expire at 5:00 p.m., New
                         York City time, on February 14, 2000, unless extended, in which case the term "expiration date" shall mean the latest date and time to which the Company extends the exchange offers.

Conditions to The exchange offers are subject to certain conditions including: that the exchange offers the Exchange do not violate any applicable law or applicable interpretation of law of the staff of the Offers Securities and Exchange Commission; that the Company receive a waiver of certain covenants in the
                         Senior Notes Indenture necessitated by the exchange offers; that no litigation materially impairs our ability to proceed with the exchange offers; and that the Company obtain all the governmental approvals the Company deems necessary to conduct and complete the exchange offers.

                         The Company may terminate the exchange offer if, after using its best efforts, the Company fail to meet any of the conditions to the exchange offer.

Resale of The shares of Series E Convertible Preferred Stock issued in the exchange offer New Series E may not be offered for resale, resold or otherwise transferred except in Convertible compliance with the registration and prospectus delivery provisions of the Preferred Stock Securities Act, or pursuant to an exemption therefrom.

                         The shares of common stock issuable upon conversion of the Series E Convertible Preferred Stock may not be offered for resale, resold or otherwise transferred except in compliance with the registration and prospectus delivery provisions of the Securities Act, or pursuant to an exception therefrom.
Procedures for Holders who wish to tender their Notes for exchange in one or more of the exchange Tendering Notes offers, must transmit to the exchange agent, The Bank of New York, on or before the expiration date, either:

                         o a properly completed and duly executed letter of transmittal, or a facsimile of the letter of transmittal, together with their Notes and any other required documentation, to the exchange agent at the address set forth in the exchange offering memorandum under the heading "The Exchange Offers--Exchange Agent," and on the front cover of the letter of transmittal; or

                         o a computer generated message transmitted by means of The Depository Trust Company's Automated Tender Offer Program system and received by the exchange agent and forming a part of a confirmation of book entry transfer in which such holder acknowledges and agree to be bound by the terms of the letter of transmittal.

                         By executing the letter of transmittal, each holder of Notes will make certain representations to the Company

Acceptance               Subject to certain conditions,  the Company will accept
                         for exchange any and all Notes which are validly tendered in any of the exchange offers and, in the case of the Subordinated Notes, not withdrawn, before 5:00 p.m., New York City time, on the expiration date.

Withdrawal               Rights   Holders  may  withdraw  the  tender  of  their
                         Subordinated  Notes at any time before  5:00 p.m.,  New
                         York City time, on the expiration date, subject to compliance with the procedures for withdrawal.

Certain Federal The Company believes that the exchange of the Notes for shares of Series E Convertible Income Tax Preferred Stock will not be a taxable exchange for United States federal income tax Consequences purposes, but holders should consult their tax adviser about tax consequences of the exchange.

Exchange Agent The Bank of New York, the trustee under the indenture governing the Senior Notes and the Series B Senior Notes, is serving as the exchange agent. The address, telephone number and facsimile number of the exchange agent are set forth in the exchange offering memorandum on page 67 under the heading "The Exchange Offers--Exchange Agent."

Use of Proceeds The Company will not receive any proceeds from the issuance of the shares of Series E Convertible Preferred Stock. The Company is making this exchange offer solely to reduce the outstanding debt obligations of the Company.

SUMMARY OF THE TERMS OF THE SERIES E CONVERTIBLE PREFERRED STOCK

Issuer:        Waste Systems International, Inc.

Type of Security:        Series E Convertible Preferred Stock (the "Series E
                         Convertible Preferred Stock")

Total Number of          158,427 shares of Series E Convertible Preferred Stock
Shares Offered:

Conversion               Rate:  The  conversion  rate  will  be the  liquidation
                         preference divided by the greater of (i) $8.00, or (ii)
                         an amount  equal to a 33% premium over the closing sale
                         price of the Company's  common stock on the trading day
                         immediately   preceding   issuance   of  the  Series  E
                         Convertible Preferred Stock.

Price Per Share:         $1,000 per share of principal amount of, and accrued
                         but unpaid interest on, Notes.

Dividends:               The holders of the Series E Convertible Preferred Stock
                         will be entitled to receive an 8% accruing dividend, compounded annually, payable in arrears, at the Company's option either (i) in cash, subject to the limitations and restrictions contained in the documents governing the Notes and the Company's credit facility or, (ii) in additional shares of Series E Convertible Preferred Stock.

Liquidation              In the event of the liquidation or winding up of the
Preference:              Company, the holders of the Series E Convertible
                         Preferred Stock will be entitled to receive in preference to all other outstanding capital stock
                         (except for the Series
                         D Convertible Preferred Stock), an amount per share of Series E Convertible Preferred Stock equal to $1,000 plus the dividends accrued on the Series E Convertible
                         Preferred Stock but not paid. A consolidation or a merger of the Company or a sale of all or substantially all of its assets will be deemed to be a liquidation for purposes of the liquidation preference.

Optional                 The shares of Series E Convertible Preferred Stock will
Redemption:              be redeemable at any time in whole but not in part for
                         cash at the option of the Company at 100% of the liquidation preference at any time.

Optional                 Subject to receipt of approval of the Company's
Conversion:             stockholders in the event Nasdaq requires such approval,
                         the holders of shares of Series E Convertible Preferred
                         Stock will  have  the  right to convert their Series  E
                         Convertible Preferred Stock, at their option, at any time, into shares of common stock.

Mandatory                The  Company will have the right to request the holders
Conversion:             of Series E Convertible Preferred Stock to convert their
                         shares of Series E Convertible Preferred Stock into shares of common stock, at the conversion rate then in effect, in the event the closing sale price of the common stock equals or exceeds the conversion price for twenty consecutive trading days.

Voting Rights: Subject to receipt of approval of the Company's stockholders in the event Nasdaq requires such approval, the holders of Series E Convertible Preferred Stock will vote with holders of shares of common stock and Series D Preferred Stock on an as-converted basis on all matters brought before the shareholders.

Registration             Rights:  Holders  of at  least  33% of the  outstanding
                         Series E Convertible Preferred Stock may require, on one occasion, that the Company use its reasonable best efforts to file a registration statement covering the public sale of common stock (an "S-3 Demand"); provided that the Company will have the right to delay or suspend such an S-3 Demand under certain circumstances for a period or periods not in excess of 120 days each in the aggregate in any 12-month period.

                         In addition, the holders of the Series E Convertible Preferred Stock will be entitled to unlimited
                         "piggyback" registration rights, at the Company's expense, on registrations of common stock initiated by the Company or any other class of investors holding demand registration rights.

                         In the event of any "cut-back" in the number of shares of common stock to be offered in any registration, the holders of the Series E Convertible Preferred Stock shall be treated on a basis comparable to all other holders of common stock to be sold in such public offering; provided that (i) holders of Series E Convertible Preferred Stock shall not in any event take priority over the Company and (ii) any holder exercising "piggyback" registration rights shall be cut-back prior to any holder exercising demand registration rights with respect to such offering.

References in this exhibit to the "Company" refer to Waste Systems International, Inc. The term "Senior Notes" refers to the 11 1/2% Senior Notes due 2006 of the Company originally issued on March 2, 1999 and currently outstanding. The term "Series B Senior Notes" refers to the 11 1/2% Series B Senior Notes due 2006 of the Company originally issued August 11, 1999. The term "Subordinated Notes" refers to the 7% Convertible Subordinated Notes due 2005 of the Company originally issued on May 13, 1998. The term "Notes" refers to the Subordinated Notes, Senior Notes, the Series B and Senior Notes collectively.